Exhibit No. 99.3

LIBERTY CAPITAL ASSET MANAGEMENT, INC
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2008 AND THE YEAR ENDED MARCH 31, 2008

Six Months Ended September 30, 2008

Introduction to Pro Forma Consolidated Financial Statements	F-2

Pro Forma Consolidating Balance Sheet as of September 30, 2008 (Unaudited)	F-3

Pro Forma Consolidating Statements of Operations for the Six Months Ended September 30, 2008 (Unaudited)	F-4

Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-5

Year Ended March 31, 2008

Introduction to Pro Forma Consolidated Financial Statements	F-6

Pro Forma Consolidating Balance Sheet as of March 31, 2008	F-7

Pro Forma Consolidating Statements of Operations for the Year Ended March 31, 2008	F-8

Notes to Pro Forma Consolidated Financial Statements	F-9

LIBERTY CAPITAL ASSET MANAGEMENT, INC.
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2008

Introduction of Pro Forma Consolidated Financial Statements

(UNAUDITED)

The accompanying unaudited pro forma consolidated balance sheet as of September 30, 2008 gives effect to the Acquisition as if the Acquisition occurred on April 1, 2008. The accompanying unaudited pro forma consolidated statement of operations for the six month's ended September, 30 2008, gives effect to the Acquisition as if it occurred on the first day of the period presented, April 1, 2008, since the Company’s year end is March 31.

The unaudited pro forma consolidated financial information is provided for illustrative purposes only and is not necessarily indicative of the results that would have occurred if the Acquisition had occurred on the first day of the period presented. The unaudited pro forma financial statements should not be construed as being representative of future operating results or financial position of the Company and should be read in conjunction with the accompanying notes to the unaudited pro forma consolidated financial statements.

LIBERTY CAPITAL ASSET MANAGEMENT, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2008

	Liberty Capital Asset Management, Inc. formerly	Nine Months Liberty Capital Asset Management formerly	Pro Forma Adjustments
	Corporate						Pro Forma
	Outfitters	CD Banc	Debit		Credit		Amount
ASSETS:
Current assets:
Cash	$575	$482,693					$483,268
Loans available for sale		15,689,486					15,689,486
Loan receivable		1,244,707					1,244,707
Loans held for investment		5,015,485					5,015,485
Accounts receivable		856,338					856,338
Other current assets		91,829					91,829
Total current assets	575	23,380,538					23,381,113

Fixed assets:
Property and equipment, net	-	697,240					697,240
Total fixed assets	-	697,240					697,240

Other assets:
Goodwill	-	1,586,877					1,586,877
Other assets	-	122,200					122,200
Total other assets	-	1,709,077					1,709,077

TOTAL ASSETS	$575	$25,786,855					$25,787,430

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:
Current liabilities:
Accounts payable and accrued expenses	$-	$1,806,395					$1,806,395
Related party payable	2,001	-					2,001
Notes payable	-	1,259,564					1,259,564
Line of credit	-	15,613,685					15,613,685
Total current liabilities	2,001	18,679,645					18,681,646

Long term liabilities	-	1,366,170					1,366,170

TOTAL LIABILITIES	2,001	20,045,815					20,047,816

Stockholders' equity:
Common stock	710	-					710
Additional paid-in capital	105,290	4,824,266	750,038	(1)			5,679,593
Current Year Earnings	(96,910)	538,745			(372,010)	(1)	69,825
Accumulated (deficit)	(10,516)	378,029			(378,029)	(1)	(10,516)
Total stockholders' equity	(1,426)	5,741,041					5,739,614

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$575	$25,786,855					$25,787,430

(1)              Adjustments were made to assume the acquisition occurred on April 1, 2008 and to reclass earnings related to prior.

LIBERTY CAPITAL ASSET MANAGEMENT, INC.
PRO FORMA CONSOLIDATING STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2008

	Liberty Capital Asset Management, Inc. formerly Corporate	Nine Months Liberty Capital Asset Management formerly	Pro Forma Adjustments		Pro Forma
	Outfitters	CD Banc	Debit	Credit	Amount

Revenues:
Loan origination	$-	$9,660,399	3,646,825		$6,013,574
Total revenues	-	9,660,399			6,013,574

Expenses:
Salary & wages & payroll taxes	-	4,751,720		(1,741,008)	3,010,712
Selling, general and administrative	3,385	3,867,320		(1,442,038)	2,428,667
Professional fees	93,525	440,051		(91,769)	441,807
Depreciation expense	-	62,563			62,563
Total expenses	96,910	9,121,654			5,943,749

Net income (loss)	$(96,910)	$538,745			$69,825

(1)              Adjustments were made to the statement of operations for the quarter ended March 31, 2008, in order to reflect six months of operating results, due to the Company’s March 31 year end.

LIBERTY CAPITAL ASSET MANAGEMENT, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2008

(1)              Pro Forma Adjustments:

Liberty Capital Asset Management, Inc., formerly Corporate Outfitters, Inc. (“LCPM”) acquired 100% of the issued and outstanding shares and purchased all the assets and assumed liabilities of Liberty Capital Asset Management Inc., formerly CD Banc LLC., (Liberty) on November 3, 2008.

LCPM’s unaudited pro forma consolidated statement of operations and consolidated balance sheet is derived from LCPM’s unaudited statement of operations and balance sheet for the six months ended September 30, 2008, and Liberty’s unaudited statement of income and balance sheet for the six months ended September 30, 2008.

Pro forma adjustments were made to the unaudited consolidated balance sheet assuming the transaction had occurred on April 1, 2008, due to the Company’s March 31 year end.

LIBERTY CAPITAL ASSET MANAGEMENT, INC.
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2008

Introduction of Pro Forma Consolidated Financial Statements

(UNAUDITED)

The accompanying unaudited pro forma consolidated balance sheet as of March 31, 2008 gives effect to the Acquisition as if the Acquisition occurred on April 1, 2007. The accompanying unaudited pro forma consolidated statement of operations for the year ended March 31, 2008, gives effect to the Acquisition as if it occurred on the first day of the period presented, April 1, 2007, since the Company’s year end is March 31.

The unaudited pro forma consolidated financial information is provided for illustrative purposes only and is not necessarily indicative of the results that would have occurred if the Acquisition had occurred on the first day of the period presented. The unaudited pro forma financial statements should not be construed as being representative of future operating results or financial position of the Company and should be read in conjunction with the accompanying notes to the unaudited pro forma consolidated financial statements.

LIBERTY CAPITAL ASSET MANAGEMENT, INC.
PRO FORMA CONSOLIDATING BALANCE SHEETS
FOR THE YEAR ENDED MARCH 31, 2008

	Liberty Capital Asset Management, Inc. formerly	12/31/2007 Liberty Capital Asset Management formerly	Pro Forma Adjustments
	Corporate						Pro Forma
	Outfitters	CD Banc	Debit		Credit		Amount

ASSETS:
Current assets:
Cash	$7,625	280,126			(289,324)	(1)	(1,573)
Loans available for sale		8,919,144	547,830	(1)			9,466,974
Loan receivable		580,964	334,263	(1)			915,227
Loans held for investment		5,015,485	-				5,015,485
Accounts receivable		268,790	209,294	(1)			478,084
Other current assets	-	21,227			(280)	(1)	20,947
Total current assets	7,625	15,085,736					15,895,144

Fixed assets:
Property and equipment, net	-	750,910	5,395	(1)			756,305
Total fixed assets		750,910					756,305

Other assets:
Goodwill	-	1,586,877					1,586,877
Other assets	-	122,200					122,200
Total other assets		1,709,077					1,709,077

TOTAL ASSETS	$7,625	$17,545,723					$18,360,526

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:
Current liabilities:
Accounts payable and accrued expenses	$190	$1,344,848			(164,273)	(1)	$1,180,765
Related party payable	1	-	-				1
Notes payable	-	849,871	20,000	(1)			869,871
Line of credit	-	8,591,318	627,323	(1)			9,218,641
Total current liabilities	191	10,786,037					11,269,278

Long term debt	-	1,366,170					1,366,170
						-
TOTAL LIABILITIES	191	12,152,207					12,635,448

Stockholders' equity:
Common stock subscribed	2,000	-					2,000
Common stock	260						260
Additional paid-in capital	15,690	5,015,485			(47,881)	(1)	4,983,294
Current Year Earnings	(9,100)	-	750,039			(1)	740,939
Accumulated (deficit)	(1,416)	378,029			(378,029)	(1)	(1,416)
Total stockholders' equity	7,434	5,393,514					5,725,077

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$7,625	$17,545,723					$18,360,526

(1)  The adjustments were made to add the quarter ended March 31, 2008 for the Company acquired and deduct the activity from quarter ended March 31, 2007, to give effect for the twelve months ended March 31, 2008, as to coincide with the Company’s year end.

LIBERTY CAPITAL ASSET MANAGEMENT, INC.
PRO FORMA CONSOLIDATING STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2008

	Liberty Capital Asset Management, Inc. formerly Corporate	Twelve Months 12/31/2007 Liberty Capital Asset Management formerly	Pro Forma Adjustments				Pro Forma
	Outfitters	CD Banc	Debit		Credit		Amount
Revenues:
Loan origination	$-	$6,950,306			3,646,825	(1)	$10,597,131
Total revenues	-	6,950,306					10,597,131

Expenses:
Salary & wages & payroll taxes	-	3,492,615	1,741,008	(1)			5,233,623
Selling, general and administrative	2,750	2,607,836	1,442,038	(1)			4,052,624
Professional fees	6,350	311,451	91,769	(1)			409,570
Depreciation expense	-	112,201					112,201
Total expenses	9,100	6,524,103					9,808,018

(Loss) income from operations	(9,100)	426,203					789,113

Other (expense) income
Dividend payments		(48,174)					(48,174)
Total other (expense) income	-	(48,174)					(48,174)

Net income (loss)	$(9,100)	$378,029					$740,939

(1)  The adjustments were made to add the quarter ended March 31, 2008 for the Company acquired and deduct the activity from quarter ended March 31, 2007, to give effect for the twelve months ended March 31, 2008, as to coincide with the Company’s year end.

LIBERTY CAPITAL ASSET MANAGEMENT, INC.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED MARCH 31, 2008

(1)              Pro Forma Adjustments:

Liberty Capital Asset Management, Inc., formerly Corporate Outfitters, Inc. (“LCPM”) acquired 100% of the issued and outstanding shares and purchased all the assets and assumed liabilities of Liberty Capital Asset Management Inc., formerly CD Banc LLC., (Liberty) on November 3, 2008.

LCPM’s unaudited pro forma consolidated statement of operations and consolidated balance sheet is derived from LCPM’s statement of operations and balance sheet for year ended March 31, 2008, and Liberty’s statement of operations and balance sheet for the year ended December 31, 2007.  Pro forma adjustments reflect the addition of the quarter ended March 31, 2008 and  the reduction of the activity from the quarter ended March 31, 2007, to coincide with the Company’s year end March 31.

Pro forma adjustments were made to the consolidated balance sheet assuming the transaction had occurred on April 1, 2007, due to the Company’s March 31 year end.